Exhibit 10.01(d)
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO EQT CORPORATION IF PUBLICLY DISCLOSED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

February 23, 2021

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: Ray Franks

RE:    JT Farms Well Pad

Dear Mr. Franks:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, Producer currently delivers Dedicated Gas produced from Producer’s Well Pad known as the JT Farms Well Pad (“JT Farms Well Pad”) through a pipeline of approximately [***] feet in length as depicted on Exhibit A attached hereto (the “JT Farms Well Line”) to the applicable Receipt Point (“JT Farms Receipt Point”) at a point of interconnection located off-pad (“Off-Pad Location”);
WHEREAS, by letter dated October 27, 2020, Gatherer notified Producer that the Dedicated Gas being delivered to the JT Farms Receipt Point contains wellhead condensate in violation of Section 10.2 of the Gathering Agreement;
WHEREAS, to correct the non-conformity caused by such wellhead condensate, (a) Producer has requested that Gatherer decommission and remove the Receipt Point facilities at the Off-Pad Location (“Off-Pad Facilities”), and (b) notwithstanding the obligations of the Parties under the Gathering Agreement, the Parties have agreed that Producer will construct and install the new Receipt Point facilities, at Producer’s cost and expense, including interconnect facilities and Measurement Facilities which replicate the Off-Pad Facilities in all material respects, including without limitation, the design and operational capacity thereof (“On-Pad Facilities”), on the JT Farms Well Pad at the location depicted on Exhibit A attached hereto (“Pad Location”); and

WHEREAS, Gatherer is willing to decommission and remove the Off-Pad Facilities and Producer is willing to construct and install the On Pad Facilities at the Pad Location, subject, in each case, to the terms and conditions hereof.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Decommission Work; Reimbursement.
(a)Subject to the terms and conditions of this Letter Agreement, Gatherer agrees to: decommission and remove the Off-Pad Facilities, including without limitation orifice measurement equipment (“Decommission Work”). Gatherer agrees to use commercially reasonable efforts to complete the Decommission Work on or before the later of [***] or the date that is [***] weeks after the date of this Letter Agreement. The performance standard set forth in Section 3.1 of the Gathering Agreement shall apply to Gatherer’s performance of the Decommission Work, mutatis mutandis.
(b)Producer shall reimburse Gatherer for all Costs incurred or committed to by Gatherer and/or its Affiliates, subject to the terms hereof. “Costs” means all documented internal and external costs and expenses, incurred or committed to by Gatherer and/or its Affiliates in accordance with its or their customary procedures and in connection with the Decommission Work, before, on or after the date hereof, including, the costs and expenses of acquiring real property rights and/or repairing of any real or personal property in the performance of those activities, and overhead, allowance for funds used during construction [AFUDC] and other costs associated with or allocated to those activities in accordance with Gatherer’s customary allocation procedures. Gatherer agrees that the Costs will generally reflect the market value for the external services and/or materials provided in support of the Decommission Work. Gatherer and/or its Affiliates shall choose one or more contractors to perform the Decommission Work, subject to an open bidding process and subject to the review and consideration by Gatherer and/or its Affiliates of any such contractor’s qualifications.
(c)Concurrently with the execution of this Letter Agreement, Producer agrees to pay to Gatherer [***] Dollars ($[***]), in immediately available funds, in accordance with the invoice attached hereto as Exhibit B, which amount represents the estimated Costs of performing the Decommission Work (“Estimated Costs”). As soon as practical after the completion of the Decommission Work, Gatherer shall deliver to Producer a statement showing in reasonable detail the actual Costs incurred in connection with the Decommission Work. If actual Costs exceed the Estimated Costs (a “Cost Overage”), then Gatherer will include with the statement an invoice for the Cost Overage and Producer shall pay or cause to be paid the full amount of such Cost Overage within [***] days of the date of the invoice. If actual Costs are less than Estimated Costs (a “Cost Shortfall”), then Gatherer shall pay or cause to be paid the full amount of such Cost Shortfall within [***] days of the date of the statement.

2.Installation Work.
(a)Subject to the terms and conditions of this Letter Agreement, Producer shall construct and install the On-Pad Facilities at the Pad Location at its sole cost and expense. The On-Pad Facilities shall include ultrasonic measurement equipment, and Producer shall construct and install the On-Pad Facilities in accordance with the construction and design specifications provided by Gatherer (“Installation Work”), provided, that in any event Producer the performance standard set forth in Section 3.1 of the Gathering Agreement shall apply to Producer’s performance of the Installation Work, mutatis mutandis. Producer agrees that the Pad Location shall provide reasonably sufficient space for the On-Pad Facilities, be level, stabilized and in a condition that will allow reasonably free access and movement to and from the Pad Location and otherwise in compliance with the specifications set forth on Exhibit A.
(b)Producer agrees to use commercially reasonable efforts to complete the Installation Work on or before the later of [***] or the date that is [***] weeks after the date of this Letter Agreement; provided, however, Gatherer shall have the right promptly thereafter to inspect the Installation Work and approve the On-Pad Facilities and the Pad Location prior to placing the On-Pad Facilities into service.
(c)Producer shall own, maintain, repair and replace the On-Pad Facilities, the JT Farms Well Line and all other facilities which are downstream of the On-Pad Facilities and upstream of the interconnection at the Off-Pad Location (collectively, the “Downstream Facilities”) at its sole cost and expense, it being understood that, notwithstanding anything in the Gathering Agreement to the contrary, the Downstream Facilities and the On-Pad Facilities shall be deemed to be Producer facilities subject to Sections 3.3(g) and 8.4 of the Gathering Agreement and all Measurement Facilities at the On-Pad Location shall be Producer Measurement Facilities (and Exhibit M to the Gathering Agreement shall be deemed amended hereby to include the JT Farms Well Pad). Notwithstanding the foregoing, Gatherer shall be entitled to operational control over the Downstream Facilities and On-Pad Interconnect Facilities to the extent necessary to comply with its obligations under the Gathering Agreement, including any responsibilities for Customer (Producer) Owned Measurement Facilities as set forth on Exhibit N to the Gathering Agreement.
(d)Producer hereby agrees to grant and convey to Gatherer an easement and right of way including, without limitation, the right of ingress and egress to and from the JT Farms Well Pad, the On-Pad Location and the Downstream Facilities, along the route depicted on Exhibit A, for the purpose of performing its obligations under the Gathering Agreement, subject to the terms and conditions hereof; provided, however, that the terms of Sections 3.11(b) and 3.11(c) of the Gathering Agreement shall apply to such grant and conveyance, mutatis mutandis.

(e)The Parties agree to cooperate in good faith with each other Party in seeking necessary environmental permits and authorizations from the applicable Governmental Authorities permitting the JT Farms Well Pad and On-Pad Facilities and setting forth the limit of disturbance and other specifications and limitations, as needed for the completion of the Installation Work, Future Work and Decommission Work, as applicable. To that end, Producer agrees that prior to submitting all applications or other permitting materials to the applicable Governmental Authorities, it will provide such application, plans, maps, specifications and other related information to Gatherer that Gatherer reasonably requests for Gatherer’s review, and the Parties shall coordinate the pad design and specifications, including the limit of disturbance and other specifications for the On-Pad Facilities at the Pad Location, consistent with the terms and conditions hereof and Sections 3.12 and 3.13 of the Gathering Agreement.
(f)In the event that Producer should drill additional Wells on the JT Farms Well Pad in the future, Producer shall be responsible for the construction and/or installation, at its sole cost and expense, of all additional Receipt Point facilities and ancillary facilities which are necessary to accommodate production therefrom, including, without limitation, any well lines and Measurement Facilities, whether located on the JT Farms Well Pad or at an off-pad location (“Future Work”).
(g)Except to the extent expressly set forth herein, this Letter Agreement shall not amend or otherwise modify the obligations of the Parties with respect to the connection of any future Wells on the JT Farms Well Pad or otherwise to the Gathering System under Section 3.3 of the Gathering Agreement and the other terms and conditions thereof.
3.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
4.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ John Mackin
Name: John Mackin
Title:     Vice President, Operations

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ David Khani
Name:     David Khani
Title:     CFO

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     VP Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     VP Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Keith Shoemaker
Name: Keith Shoemaker
Title:     SVP, Commercial

EXHIBIT A

JT Farms Off Pad and On Pad Location

[***]

EXHIBIT B

Invoice - Estimated Costs

[***]

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